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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


         Date of Report
         (Date of earliest
         event reported):        June 26, 2003


                           Alliant Energy Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Wisconsin                       1-9894                         39-1380265
---------------             --------------------                  ----------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


               4902 North Biltmore Lane, Madison, Wisconsin 53718
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (608) 458-3311
                         -------------------------------
                         (Registrant's telephone number)

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Item 9.           Regulation FD Disclosure.
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     Alliant Energy Corporation is disclosing the following information with respect to its strategic actions and certain other matters. Unless otherwise indicated or unless the context requires otherwise, all references in this Current Report on Form 8-K to "we," "our," "us" or similar references mean Alliant Energy Corporation.

                                Strategic Actions

     On November 22, 2002, we announced that our board of directors had approved various strategic actions designed to maintain a strong credit profile, strengthen our balance sheet and position us for improved long-term financial performance.

     To date, we have made significant progress toward execution of these strategic actions, including the following:

     . We committed to pursue the sale of, or other exit strategies for, a number of our non-regulated businesses, including our oil and gas production company, Whiting Petroleum Corporation, our investments in hydro-electricity generation assets in Australia, including Southern Hydro Partnership, our affordable housing business, including Heartland Properties, Inc., and several other non-core businesses. As a result of these actions, we expect to achieve aggregate debt reduction in excess of $800 million. We expect to achieve a significant majority, if not all, of such debt reduction in 2003 with any remainder in 2004. The amount of proceeds ultimately received from these divestitures, and the timing of the completion of the transactions, are subject to a variety of factors, including the transaction structures we use to exit these businesses. We may be required to pay premiums in connection with a portion of our debt reduction, which could result in charges to our earnings from continuing operations.

     . In April 2003, we completed the sale of our Australian assets to New Zealand-based Meridian Energy Limited. The sale price was approximately $365 million and the sale enabled us to reduce our indebtedness by approximately $320 million in the second quarter of 2003.

     . We are in the process of negotiating definitive agreements relating to the sale of our affordable housing business and expect to close this transaction in the third quarter of 2003. As of March 31, 2003, there was approximately $108 million of indebtedness attributable to our affordable housing business. In connection with the completion of such transaction, we likely will incur valuation and other charges in our discontinued operations in the second and/or third quarter.

     . We have pursued a formal process for the divestiture of Whiting Petroleum. We are currently evaluating public and private stock and asset sale alternatives. In connection with our consideration of certain public and private alternatives for the divestiture of Whiting, we are currently seeking an amendment to our credit agreement from our bank group to provide us with the necessary flexibility related to the various alternatives we are currently evaluating. As of March 31, 2003, there was approximately $185 million of indebtedness attributable to Whiting Petroleum.

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     .    We continue to make progress on our plans to exit SmartEnergy, Inc., our internet-based energy retailer, which we expect to complete during the third quarter of 2003.

     . We are in the process of selling some or all of our water utility business. We have entered into an agreement in principle for the sale of our water utility serving the Beloit, Wisconsin area at a sale price of approximately $21 million, subject to contingencies including regulatory approvals and financing. We also continue pursuit of the sale of our water utilities serving the Ripon, Wisconsin and South Beloit, Illinois areas.

     . We reduced our targeted annual common stock dividend from $2.00 per share to $1.00 per share, effective with the dividend declared and paid in the first quarter of 2003.

     . We reduced our anticipated aggregate 2002 and 2003 construction and acquisition expenditures by approximately $400 million.

     . We are implementing additional cost control measures through our new Six Sigma program and our new enterprise resource planning system that was placed in service in October 2002 and by a heightened focus on operating our domestic utility business in a manner that aligns operating expenses with the revenues granted in our various rate filings.

     .    Our board of directors also authorized the issuance of common equity.

                               Recent Developments

Wisconsin Retail Rate Case Final Order

     On April 4, 2003, Wisconsin Power and Light Company, or WP&L, received the final order in its 2003 retail electric, gas and water rate case from the Public Service Commission of Wisconsin, or PSCW. The PSCW granted an $81 million, or 9.78%, annual revenue increase and authorized a return on common equity of 12.0% effective in April 2003.

Iowa Electric Rate Case Final Order

     On April 15, 2003, Interstate Power and Light Company, or IP&L, received the final order in its retail electric rate case from the Iowa Utilities Board, or IUB. The IUB granted a $26 million, or 2.91%, annual revenue increase and authorized a return on common equity of 11.15% effective in June 2003.

Iowa Gas Rate Case Final Order

     On May 15, 2003, IP&L received the final order in its retail gas rate case from the IUB. The IUB granted a $13 million, or 4.8%, annual revenue increase and authorized a return on common equity of 11.05% effective in July 2003.

Minnesota Electric Rate Case

     On May 19, 2003, IP&L filed a rate request with the Minnesota Public Utilities Commission for approval to increase electric base rates by approximately $5.0 million, or 8.0%, with a rate of return on common equity of 12.3%. The request also seeks approval to increase rates on an interim basis by

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approximately $2.9 million, or 4.6%, with a rate of return on common equity of
11.0%. IP&L expects interim rates to be effective in July 2003 and final rates to be effective March 2004.

TRANSLink

     On June 4, 2003, the IUB announced its decision to dismiss all proposals relating to TRANSLink Transmission Co. LLC, a for-profit, transmission-only company, without prejudice, including IP&L's proposal to contribute and transfer its transmission assets to TRANSLink. However, the IUB encouraged the participating companies to revise and refile their reorganization applications. IP&L is currently evaluating its alternatives with respect to TRANSLink.

Brazil Debt Restructuring

     The Brazilian electric utilities in which we hold unconsolidated investments are negotiating with creditors to restructure and convert up to $180 million (of which approximately $50 million is due on September 15, 2003), as converted from local currency to U.S. dollars, of short-term and long-term debt currently outstanding into new long-term debentures and other longer term debt. In April 2003, Standard and Poor's issued a rating on the debentures of `brBBB+' with a negative outlook. The refinancing is subject to regulatory and shareowner approvals and is currently expected to be completed in the third quarter of 2003. If the refinancing is not completed as anticipated and the Brazilian utilities are unable to extend or repay certain obligations outstanding, then the liquidity position of the Brazilian utilities may be significantly adversely affected. In such an event, we are not required to invest any additional capital in Brazil but it could lead to material asset valuation charges as relates to our investments in our Brazilian utilities.

Credit Facility Borrowings and Availability

     The following table sets forth our, IP&L's and WP&L's bank credit facility borrowings and availability as of May 31, 2003:


                            Alliant Energy
                             Corporation                IP&L                    WP&L                 Combined
                           -----------------     -------------------     --------------------    ------------------
                                                                (In millions)
Total facility ..........         $450                  $200                    $150 (1)                $800
Borrowings backed
 by facility ............          (77)                 (120)                    (51)                   (248)
                           -----------------     -------------------     --------------------    ------------------
Availability ............         $373                   $80                     $99                    $552
                           =================     ===================     ====================    ==================

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(1)      WP&L only has borrowing authority from the PSCW of $85 million for general corporate purposes, an additional $100 million should WP&L no longer sell its utility receivables and an additional $55 million should WP&L need to repurchase its variable rate demand bonds.

Our, IP&L's and WP&L's bank credit facilities expire in October 2003. While we anticipate renewing these credit facilities in the third quarter of 2003, we cannot provide any assurance that we will be able to do so.

     We terminated Alliant Energy Resources, Inc.'s standby credit facility effective June 26, 2003.


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                             2003 Earnings Guidance

     Our 2003 earnings guidance for earnings from continuing operations is a range of $1.45-1.65 per diluted share, which includes guidance for our domestic utility operations of $1.75-1.95 per diluted share. This guidance does not include any potential asset valuation charges that we may incur in 2003, the impact of certain non-cash Statement of Financial Accounting Standards No. 133 valuation adjustments or the impact of any cumulative effects of changes in accounting principles. We are currently unable to provide meaningful earnings guidance for our discontinued operations given uncertainties related to the timing of the closing of each asset divestiture, the values realized from each asset divestiture, the transaction structures we utilize to exit these businesses, various other accounting adjustments or other charges and/or income related to the proposed asset divestitures. The guidance also assumes the three businesses currently reported as discontinued operations continue to be classified as held for sale until sold, and no additional businesses included in the guidance for continuing operations are classified as held for sale in 2003.

     Drivers for our earnings from continuing operations estimates include, but are not limited to:

     . Normal weather conditions in our domestic and international utility service territories

     . Economic development and sales growth in our utility service territories

     .    Continuing cost controls and operational efficiencies

     . Ability of our domestic and international utility subsidiaries to recover their operating costs, and to earn a reasonable rate of return, in current and future rate proceedings as well as their ability to recover purchased power and fuel costs

     . Improved results of our Brazil investments and no material adverse changes in the rates allowed by the Brazilian regulators

     .    Improved results from our other non-regulated businesses

     . No material permanent declines in the fair market value of, or expected cash flows from, our investments

     .    Other stable business conditions, including an improving economy

     .    Continued access to the capital markets

     . Our ability to successfully execute our proposed asset divestitures or other exits at values and timelines that are consistent with the assumptions underlying our earnings guidance

                           Forward-Looking Statements

     This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements can be identified as such because the statements include words such as "expects" or "estimates" or other words of similar import. Similarly, statements that describe future financial performance or plans or strategies are also forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Actual results could be affected by such factors as:


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     .    the factors listed in the "2003 Earnings Guidance" section of this
          Current Report on Form 8-K;

     . economic and political conditions in our domestic and international service territories;

     . federal, state and international regulatory or governmental actions, including the ability to obtain adequate and timely rate relief, including recovery of operating costs and earning reasonable rates of return, and to pay expected levels of dividends;

     . our ability to complete proposed asset divestitures at expected values and on expected timelines;

     .    unanticipated construction and acquisition expenditures;

     . issues related to the supply of purchased electricity and price thereof, including the ability to recover purchased-power and fuel costs through rates;

     .    risks related to the operations of our nuclear facilities;

     . costs associated with our environmental remediation efforts and with environmental compliance generally;

     . developments that adversely impact our ability to implement our strategic plan;

     . results of our Brazil investments, the ability of our Brazil investments to refinance certain debt outstanding and material adverse changes in the rates allowed by the Brazilian regulators;

     .    performance by our other non-regulated businesses as a whole;

     . material permanent declines in the fair value of, or expected cash flows from, our investments;

     . the amount of premiums incurred in connection with our planned debt reduction;

     .    continued access to the capital markets;

     .    our ability to continue cost controls and operational efficiencies;

     . our ability to identify and successfully complete proposed acquisitions and development projects;

     .    access to technological developments;

     . employee workforce factors, including changes in key executives, collective bargaining agreements or work stoppages; and

     .    changes in the rate of inflation.


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These factors should be considered when evaluating the forward-looking statements and undue reliance should not be placed on such statements. Without limitation, the expectations with respect to projected earnings in the "2003 Earnings Guidance" section of this Current Report on Form 8-K are forward-looking statements and are based in part on certain assumptions made by us, some of which are referred to in the forward-looking statements. We cannot provide any assurance that the assumptions referred to in the forward-looking statements or otherwise are accurate or will prove to be correct. Any assumptions that are inaccurate or do not prove to be correct could have a material adverse effect on our ability to achieve the estimates or other targets included in the forward-looking statements. The forward-looking statements included herein are made as of the date hereof and we undertake no obligation to update publicly such statements to reflect subsequent events or circumstances.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALLIANT ENERGY CORPORATION



Date:  June 26, 2003              By: /s/ John E. Kratchmer
                                      ---------------------------------------
                                          John E. Kratchmer
                                          Vice President - Corporate Controller
                                            and Chief Accounting Officer

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